SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2005

SIZELER PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-09349	72-1082589
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2542 Williams Boulevard, Kenner, LA	70062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (504) 471-6271

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01. Other Events.

On September 13, 2005, Sizeler Property Investors, Inc. issued a press release announcing that it had completed the acquisition of The Villages of Williamsburg apartment community located in Shreveport, Louisiana.

A copy of Sizeler’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following are filed as exhibits to this Current Report on Form 8-K:

99.1	Press release of Sizeler Property Investors, Inc. dated September 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sizeler Property Investors, Inc.

Date: September 13, 2005	By	/s/ Thomas A. Masilla, Jr.
Thomas A. Masilla, Jr., President
and Chief Operating Officer